UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-02742)

Exact name of registrant as specified in charter: Putnam Equity Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: November 30, 2010

Date of reporting period: December 1, 2009 — November 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEYAX

Putnam Equity Income Fund

Annual report
11|30|10

A world of investing.™

Putnam INVESTMENTS

U.S.POSTAGE
3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Equity Income
Fund

Annual report
11 | 30 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Federal tax information	43

About the Trustees	44

Officers	46

Message from the Trustees

Dear Fellow Shareholder:

The stock market continued its climb this autumn, with the S&P 500 and Nasdaq indexes hitting highs not seen for several years. The market reacted positively to the Federal Reserve’s second round of quantitative easing and efforts in Washington to extend current taxation rates for all Americans. Most economists are now raising estimates for economic growth in 2011, despite concerns about the long-term ramifications of the nation’s fiscal problems.

The municipal bond market, meanwhile, has entered a more challenging period, based on budgetary concerns in a number of states and the end of the popular Build America Bonds program. As always, Putnam’s experienced portfolio managers are seeking ways to balance the market’s short-term setbacks with longer-term opportunities.

Among developments affecting oversight of your fund, Barbara M. Baumann was elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan and Richard B. Worley, who have recently retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to harness the power of stock dividends since 1977

When a company is in a building phase, profits are generally reinvested in areas such as research or infrastructure. However, a large, mature company that has progressed beyond the growth stage will often use a portion of its profits for dividends, paid directly to its shareholders. Putnam Equity Income Fund is composed primarily of stocks of large U.S. companies that pay dividends to their shareholders.

The issuance of dividends can be a positive indicator, often signaling that a company is profitable and has excess funds after its expenses are paid. It also represents management’s confidence in the company’s continued financial health.

Dividends can act as tangible evidence of a company’s ability and commitment to create shareholder value. In addition, dividends can act as an incentive for investors to hold stock in a stable company that is not experiencing a great deal of growth.

Investors historically have turned to dividend-paying stocks for several reasons. These stocks can offer a cash-in-hand return (versus future capital appreciation that may or may not occur), even in a bear market. They can also be reinvested, allowing an investor to take advantage of the power of compounding, which can serve as a valuable wealth-building benefit.

In addition to targeting dividend-paying companies, the fund’s manager seeks stocks whose issuing companies are undervalued and poised for positive change. The goal is to uncover stocks that will appreciate in value as the market recognizes their long-term worth.

Together with a team of analysts, the manager researches the universe of U.S. stocks to find midsize and large companies that are not only well established with solid fundamentals, but that continue to find ways to grow and remain profitable.

In a process that is grounded in fundamental research and stock analysis, the manager seeks to build a portfolio that offers a combination of income and capital appreciation potential.

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing.

Employing a rigorous approach to stock selection

In building the fund’s portfolio, the manager draws on the expertise of a dedicated team of stock analysts. Once a stock is selected, it is regularly assessed to ensure that it continues to meet certain criteria. Areas of focus include:

Quality Looking for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Valuation Carefully considering how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profit potential.

Change Focusing on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

Bartlett Geer

Bart, Putnam Equity Income Fund’s fiscal year ended November 30, 2010. How did the fund perform?

Although the fund’s class A shares delivered positive performance of 6.33% at NAV for the year, that figure trailed the 8.95% return of its benchmark, the Russell 1000 Value Index, as well as the 10.17% average return of its Lipper peer group, Equity Income Funds.

I am certainly disappointed in the fund’s performance this year, which was largely the result of several stocks being hurt by unforeseen and unanalyzable events. However, I believe it is important to point out that over longer time periods, the fund’s record of performance is solid. For the 10-year period that I have managed the fund, it has outperformed both its benchmark index and its Lipper peer group average. I feel confident that, over the long term, our disciplined focus on managing risk while building a portfolio of value-oriented stocks will provide solid, risk-adjusted returns.

What type of market environment did you face during the past 12 months?

High levels of market volatility defined the period. The first four months saw a steady climb in the stock market, backed by a modest global economic recovery. In April, however, an event changed the market’s landscape as well as the fund’s performance: the Gulf of Mexico oil spill, which negatively affected the energy sector. At the same time, concerns grew over the durability and sustainability of the global economic recovery. Over the next four months, these setbacks escalated fears of a double-dip recession, contributing to a rise in market volatility and erasing much of the gains we made in the year’s first third. The final four months of the period, however, brought the market back up the roller coaster,

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

buoyed by signs that global economic growth was again recovering — albeit modestly — helped by continued governmental efforts to stimulate growth.

What were some holdings that detracted from performance?

Unfortunately, the fund was hurt by owning three of the four drilling and exploration companies connected to the Gulf of Mexico oil spill: British Petroleum (BP), Transocean, and Anadarko Petroleum. This was a significant industrial disaster that could not have been foreseen through company analysis. During the period, the fund eliminated its positions in Transocean and Anadarko Petroleum. Later, I reestablished a smaller position in BP at lower price levels.

Another holding, AES Corporation, a global power company that operates in nearly 30 countries, also had a tough year. The company, which does a sizable amount of business in Chile, was adversely affected by that country’s earthquake. AES also suffered as a result of the Greek and Irish financial crises, which raised concerns over the company’s leverage in its balance sheet as well as its global growth opportunities.

Another detractor I would mention is Abbott Laboratories, the diversified health-care developer and manufacturer of medical devices and pharmaceuticals. I felt that the sell-off in health-care stocks, which was caused by sector uncertainty following the health-care bill’s passage, presented a buying opportunity. When the rally didn’t materialize, the fund’s investment in Abbott hurt returns.

Can you highlight some stocks that contributed to the fund’s performance?

TRW Automotive Holdings, which designs, manufactures, and sells automotive systems, was a very strong contributor, with its share price more than doubling during the period. I was drawn to the company because of an incredibly cheap valuation following a company restructuring. I felt TRW was a misunderstood — and probably

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

underfollowed — company. The stock went from nearly $20 to more than $50 per share during the year.

Another winner for the fund was (The) Interpublic Group of Companies, which provides advertising and marketing services around the world. I felt that the advertising market was caught in a very unusual down cycle. In almost all economic downturns since World War II, advertising has not fallen year over year, yet it was down in 2009. I simply didn’t think that advertising was going to be any less important to companies than it had been in the past. The company was in turnaround mode for a number of years and lacked solid profits before the economy slowed, but it possessed something more important: a solid balance sheet. In my view, Interpublic was a misunderstood, underfollowed company in a sector that was due for a rebound.

The fund also benefited from one of our longer-term holdings, Lubrizol Corporation, a specialty chemical company. The fund has owned Lubrizol for more than four years, and the company has continued to do an excellent job of generating cash flow and using it in a shareholder-friendly manner via dividends.

What is your outlook for the market?

I’m fairly positive when it comes to my stock market outlook. In the past year, if you look at asset class flows in the financial services industry, investors clearly shied away from equities. Closing out the year, however, we now know that was not a well-advised move on their part. Investors are beginning to realize that equities deserve a second look because of their attractive return potential.

At the same time, fixed income — the asset class known for both safety and historically strong returns — has become relatively less appealing. As spreads have tightened, fixed-income investors have had to take on more and more risk in order to be compensated in the way they had become accustomed.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/10. Short-term holdings are excluded. Holdings will vary over time.

I believe that the shift in this risk-return dynamic is going to push more and more investors back into equities, particularly with the abrupt bond sell-off that investors experienced in the fourth quarter. That shift in assets bodes well for the stock market. And with 133 individual holdings diversified across industry, sector, and company type, the fund is well positioned, in my view, to take advantage of the market’s value opportunities.

Thank you, Bart, for your time today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Bartlett Geer has an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Dartmouth College. A CFA charterholder, he joined Putnam in 2000 and has been in the investment industry since 1981.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

IN THE NEWS

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, signed into law by President Obama on December 17, 2010, represents the most significant tax bill in a decade. The new tax deal broadly extends the Bush-era tax cuts through 2012 and comes at a fragile time for the U.S. economy. The law preserves existing tax rates on ordinary income, qualified dividends, and long-term capital gains through 2012. The law also prevents an additional 20 million taxpayers from being subject to the alternative minimum tax (AMT). Key incentives for businesses include 100% expense write-off for new business equipment in 2011 (50% in 2012) and an extension of the research and development tax credit through 2011. In addition to the tax-related provisions, a centerpiece of the legislation extends certain unemployment benefits through the end of 2011.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(10/1/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.64%	9.45%	8.71%	8.71%	8.82%	8.82%	8.98%	8.87%	9.37%	9.74%

10 years	52.10	43.32	41.06	41.06	41.09	41.09	44.75	39.64	48.31	55.93
Annual average	4.28	3.66	3.50	3.50	3.50	3.50	3.77	3.40	4.02	4.54

5 years	13.75	7.20	9.51	7.83	9.53	9.53	10.92	7.05	12.24	15.11
Annual average	2.61	1.40	1.83	1.52	1.84	1.84	2.09	1.37	2.34	2.85

3 years	–8.33	–13.58	–10.37	–12.97	–10.41	–10.41	–9.69	–12.83	–9.04	–7.62
Annual average	–2.86	–4.75	–3.58	–4.53	–3.60	–3.60	–3.34	–4.47	–3.11	–2.61

1 year	6.33	0.23	5.48	0.48	5.45	4.45	5.77	2.10	5.98	6.52

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 11/30/10

		Lipper Equity Income Funds
	Russell 1000 Value Index	category average*

Annual average (life of fund)	—†	10.36%

10 years	34.12%	41.01
Annual average	2.98	3.32

5 years	–0.64	10.31
Annual average	–0.13	1.87

3 years	–19.86	–12.42
Annual average	–7.11	–4.42

1 year	8.95	10.17

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/10, there were 278, 238, 198, 107, and 3 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,106 and $14,109, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,964 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $14,831 and $15,593, respectively.

Fund price and distribution information For the 12-month period ended 11/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.224		$0.117	$0.125	$0.155		$0.195	$0.258

Capital gains	—		—	—	—		—	—

Total	$0.224		$0.117	$0.125	$0.155		$0.195	$0.258

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

11/30/09	$13.47	$14.29	$13.34	$13.38	$13.35	$13.83	$13.41	$13.48

11/30/10	14.09	14.95	13.95	13.98	13.96	14.47	14.01	14.09

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	1.36%	1.28%	0.60%	0.66%	0.89%	0.86%	1.14%	1.62%

Current 30-day SEC yield [2]	N/A	1.59	0.93	0.93	N/A	1.14	1.44	1.95

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(10/1/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.85%	9.65%	8.92%	8.92%	9.03%	9.03%	9.19%	9.07%	9.57%	9.95%

10 years	56.01	47.03	44.72	44.72	44.77	44.77	48.42	43.27	52.21	59.94
Annual average	4.55	3.93	3.77	3.77	3.77	3.77	4.03	3.66	4.29	4.81

5 years	21.18	14.23	16.74	14.95	16.77	16.77	18.17	14.07	19.69	22.70
Annual average	3.92	2.70	3.14	2.83	3.15	3.15	3.40	2.67	3.66	4.18

3 years	–1.78	–7.43	–3.95	–6.74	–3.93	–3.93	–3.24	–6.60	–2.45	–1.03
Annual average	–0.60	–2.54	–1.33	–2.30	–1.33	–1.33	–1.09	–2.25	–0.82	–0.34

1 year	12.37	5.91	11.52	6.52	11.55	10.55	11.84	7.92	12.10	12.65

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 11/30/09*	1.16%	1.91%	1.91%	1.66%	1.41%	0.91%

Annualized expense ratio for the six-month period
ended 11/30/10†	1.09%	1.84%	1.84%	1.59%	1.34%	0.84%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2010, to November 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.68	$9.57	$9.57	$8.28	$6.98	$4.38

Ending value (after expenses)	$1,078.40	$1,074.90	$1,074.20	$1,076.30	$1,076.80	$1,079.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2010, use the following calculation method. To find the value of your investment on June 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.52	$9.30	$9.30	$8.04	$6.78	$4.26

Ending value (after expenses)	$1,019.60	$1,015.84	$1,015.84	$1,017.10	$1,018.35	$1,020.86

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met on a number of occasions with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for some funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2009 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered that your fund ranked in the 1st quintile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Equity Income Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 299, 246 and 189 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2010, Putnam employees had approximately $324,000,000 and the Trustees had approximately $67,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Equity Income Fund (the fund), including the fund’s portfolio, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Income Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 7, 2011

The fund’s portfolio 11/30/10

COMMON STOCKS (90.9%)*	Shares	Value

Advertising and marketing services (0.5%)
Omnicom Group, Inc.	360,900	$16,399,296

		16,399,296
Aerospace and defense (2.9%)
Empresa Brasileira de Aeronautica SA (Embraer) ADR (Brazil)	74,600	2,172,352

L-3 Communications Holdings, Inc.	101,000	7,103,330

Northrop Grumman Corp.	337,600	20,823,168

Raytheon Co. S	773,700	35,783,625

United Technologies Corp.	327,900	24,681,033

		90,563,508
Automotive (1.7%)
Ford Motor Co. † S	1,066,900	17,006,386

TRW Automotive Holdings Corp. † S	761,500	36,163,635

		53,170,021
Banking (9.5%)
Bank of America Corp.	1,689,396	18,498,886

Bank of New York Mellon Corp. (The)	912,400	24,625,676

Comerica, Inc.	8,400	306,516

JPMorgan Chase & Co.	2,264,391	84,642,936

People’s United Financial, Inc.	202,900	2,513,931

PNC Financial Services Group, Inc.	5,700	306,945

Popular, Inc. (Puerto Rico) †	2,407,465	6,933,499

State Street Corp.	2,121,900	91,666,080

U.S. Bancorp	776,000	18,453,280

Webster Financial Corp.	18,200	300,300

Wells Fargo & Co.	1,766,750	48,073,268

		296,321,317
Broadcasting (0.3%)
DISH Network Corp. Class A	507,000	9,323,730

		9,323,730
Building materials (0.1%)
Owens Corning, Inc. †	60,000	1,578,600

		1,578,600
Cable television (2.4%)
Comcast Corp. Special Class A	2,314,200	43,900,374

DIRECTV Class A †	491,600	20,416,148

Time Warner Cable, Inc.	163,600	10,067,944

		74,384,466
Chemicals (1.8%)
Ashland, Inc.	487,900	24,824,352

Celanese Corp. Ser. A	155,400	5,749,800

Huntsman Corp.	96,200	1,488,214

Lubrizol Corp. (The)	230,800	24,132,448

		56,194,814
Commercial and consumer services (0.7%)
Dun & Bradstreet Corp. (The)	269,400	20,296,596

		20,296,596
Communications equipment (1.4%)
Cisco Systems, Inc. †	449,100	8,604,756

Harris Corp.	378,800	16,758,112

Qualcomm, Inc.	372,500	17,410,650

		42,773,518

COMMON STOCKS (90.9%)* cont.	Shares	Value

Computers (2.5%)
Dell, Inc. †	1,625,700	$21,491,754

EMC Corp. † S	963,418	20,703,853

Hewlett-Packard Co.	242,600	10,172,218

IBM Corp.	175,300	24,797,938

		77,165,763
Conglomerates (1.1%)
Tyco International, Ltd.	908,500	34,423,065

		34,423,065
Consumer (0.4%)
Jarden Corp.	420,500	12,909,350

		12,909,350
Consumer finance (2.7%)
Discover Financial Services	4,648,624	84,976,847

		84,976,847
Consumer goods (2.2%)
Energizer Holdings, Inc. †	18,000	1,267,020

Kimberly-Clark Corp.	1,012,600	62,669,814

Newell Rubbermaid, Inc. S	277,200	4,648,644

		68,585,478
Electric utilities (4.9%)
AES Corp. (The) †	2,359,800	25,509,438

Ameren Corp.	973,500	27,958,920

Great Plains Energy, Inc.	1,464,238	27,308,039

NV Energy, Inc.	2,175,200	29,778,488

Pepco Holdings, Inc.	2,146,900	39,395,615

		149,950,500
Electrical equipment (0.9%)
Emerson Electric Co.	28,100	1,547,467

Hubbell, Inc. Class B	457,000	25,847,920

		27,395,387
Electronics (1.6%)
Integrated Device Technology, Inc. †	431,400	2,773,902

SanDisk Corp. †	205,300	9,156,380

Texas Instruments, Inc. S	1,172,500	37,285,500

		49,215,782
Energy (oil field) (0.9%)
National Oilwell Varco, Inc.	404,700	24,804,063

Weatherford International, Ltd. (Switzerland) †	130,100	2,655,341

		27,459,404
Financial (1.2%)
Assurant, Inc.	1,071,700	37,798,859

		37,798,859
Food (0.5%)
Kraft Foods, Inc. Class A	461,200	13,951,300

		13,951,300
Forest products and packaging (1.9%)
Bemis Co., Inc.	155,600	4,888,952

International Paper Co.	1,219,600	30,453,412

Sonoco Products Co.	645,900	21,159,684

Temple-Inland, Inc.	47,700	1,000,269

		57,502,317

COMMON STOCKS (90.9%)* cont.	Shares	Value

Health-care services (2.2%)
Aetna, Inc.	852,300	$25,245,126

CIGNA Corp.	160,300	5,900,643

McKesson Corp.	418,500	26,742,150

Quest Diagnostics, Inc.	69,800	3,442,536

WellPoint, Inc. †	121,400	6,766,836

		68,097,291
Insurance (3.7%)
Aflac, Inc.	112,000	5,768,000

Allied World Assurance Company Holdings, Ltd. (Bermuda)	77,100	4,528,854

Alterra Capital Holdings, Ltd. (Bermuda) S	62,200	1,265,148

Assured Guaranty, Ltd. (Bermuda)	975,621	16,595,313

Hartford Financial Services Group, Inc. (The)	1,921,100	42,763,686

Prudential Financial, Inc.	483,800	24,518,984

Validus Holdings, Ltd.	670,900	19,596,989

		115,036,974
Investment banking/Brokerage (1.8%)
Goldman Sachs Group, Inc. (The)	76,000	11,866,640

Invesco, Ltd.	453,500	9,859,090

Morgan Stanley	1,351,100	33,047,906

		54,773,636
Lodging/Tourism (0.1%)
Wyndham Worldwide Corp.	86,300	2,481,125

		2,481,125
Machinery (0.2%)
Parker Hannifin Corp.	93,500	7,501,505

		7,501,505
Manufacturing (1.1%)
Cooper Industries PLC Class A	6,500	354,250

Ingersoll-Rand PLC S	825,400	33,841,400

		34,195,650
Media (3.6%)
Interpublic Group of Companies, Inc. (The) †	4,206,800	44,802,420

Time Warner, Inc.	1,299,500	38,322,255

Viacom, Inc. Class B	718,100	27,165,723

		110,290,398
Medical technology (2.0%)
Baxter International, Inc.	124,500	6,044,475

Boston Scientific Corp. †	1,537,800	9,872,676

Covidien PLC (Ireland)	562,275	23,654,909

Medtronic, Inc.	686,600	23,021,698

		62,593,758
Office equipment and supplies (0.1%)
Avery Dennison Corp.	51,900	1,948,326

		1,948,326
Oil and gas (12.2%)
Apache Corp.	290,900	31,312,476

BP PLC ADR (United Kingdom)	152,500	6,100,000

Chevron Corp.	1,964,700	159,081,759

Hess Corp.	112,600	7,887,630

Marathon Oil Corp.	421,300	14,100,911

Occidental Petroleum Corp.	96,200	8,481,954

Petroleo Brasileiro SA ADR (Brazil)	18,800	609,872

COMMON STOCKS (90.9%)* cont.	Shares	Value

Oil and gas cont.
Royal Dutch Shell PLC ADR (United Kingdom) S	492,400	$29,873,908

Seadrill, Ltd. (Norway) S	155,500	4,834,495

Total SA (France) S	2,332,091	113,206,888

		375,489,893
Pharmaceuticals (6.4%)
Abbott Laboratories	1,519,700	70,681,247

Merck & Co., Inc.	422,000	14,546,340

Pfizer, Inc.	6,832,700	111,304,683

		196,532,270
Publishing (1.0%)
McGraw-Hill Cos., Inc. (The)	318,100	10,971,269

R. R. Donnelley & Sons Co.	1,214,200	19,135,792

		30,107,061
Real estate (2.1%)
Annaly Capital Management, Inc. R	1,621,400	29,493,266

Chimera Investment Corp. R	5,425,700	21,702,800

Digital Realty Trust, Inc. R	30,200	1,586,104

MFA Financial, Inc. R	400,000	3,260,000

ProLogis R	594,734	7,737,489

		63,779,659
Regional Bells (2.6%)
AT&T, Inc.	2,779,200	77,233,968

Verizon Communications, Inc.	71,500	2,288,715

		79,522,683
Restaurants (0.1%)
Brinker International, Inc.	207,478	4,240,850

		4,240,850
Retail (2.0%)
Big Lots, Inc. † S	159,500	4,888,675

CVS Caremark Corp.	1,227,200	38,043,200

Office Depot, Inc. †	748,000	3,253,800

OfficeMax, Inc. †	991,300	16,941,317

		63,126,992
Schools (0.1%)
Career Education Corp. † S	188,400	3,351,636

		3,351,636
Semiconductor (0.6%)
Atmel Corp. †	570,800	5,930,612

KLA-Tencor Corp.	376,200	13,795,254

		19,725,866
Software (3.0%)
BMC Software, Inc. †	124,600	5,532,240

CA, Inc.	1,109,300	25,391,877

Microsoft Corp.	2,510,988	63,302,007

		94,226,124
Textiles (0.5%)
Hanesbrands, Inc. †	531,300	14,424,795

		14,424,795
Tire and rubber (0.4%)
Goodyear Tire & Rubber Co. (The) †	1,243,100	11,884,036

		11,884,036
Tobacco (2.3%)
Philip Morris International, Inc.	1,235,900	70,310,351

		70,310,351

COMMON STOCKS (90.9%)* cont.	Shares	Value

Toys (0.6%)
Mattel, Inc.	714,400	$18,460,096

		18,460,096
Trucks and parts (0.1%)
Autoliv, Inc. (Sweden) S	61,100	4,485,962

		4,485,962
Waste Management (—%)
Republic Services, Inc.	11,200	315,167

		315,167

Total common stocks (cost $2,451,477,978)		$2,809,242,022

CONVERTIBLE BONDS AND NOTES (3.6%)*	Principal amount	Value

Alliance Data Systems Corp. cv. sr. unsec. notes 4 3/4s, 2014	$43,903,000	$65,964,258

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	3,813,000	7,356,993

MGIC Investment Corp. cv. sr. notes 5s, 2017	16,482,000	17,456,086

WESCO International, Inc. cv. company guaranty sr. unsec.
notes 6s, 2029	11,596,000	21,851,502

Total convertible bonds and notes (cost $88,591,909)		$112,628,839

CONVERTIBLE PREFERRED STOCKS (3.3%)*	Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd. S	215,371	$10,919,310

Great Plains Energy, Inc. $6.00 cv. pfd.	502,551	30,952,116

PPL Corp. $4.75 cv. pfd.	675,235	36,530,214

XL Group, Ltd. $2.688 cv. pfd.	805,270	22,998,511

Total convertible preferred stocks (cost $90,391,529)		$101,400,151

INVESTMENT COMPANIES (0.7%)*	Shares	Value

Apollo Investment Corp.	2,085,200	$22,019,712

Total investment companies (cost $20,786,072)		$22,019,712

WARRANTS (0.4%)* †	Expiration	Strike
	date	price	Warrants	Value

JPMorgan Chase & Co. W	10/28/18	$42.42	922,795	$11,654,901

Raytheon Co.	6/16/11	37.50	12,408	114,030

Total warrants (cost $11,948,931)				$11,768,931

SHORT-TERM INVESTMENTS (5.3%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.23% [d]	132,770,337	$132,770,337

Putnam Money Market Liquidity Fund 0.19% [e]	29,131,559	29,131,559

U.S. Treasury Bills for effective yields ranging from 0.19%
to 0.23%, August 25, 2011	$1,225,000	1,222,793

Total short-term investments (cost $163,125,188)		$163,124,689

TOTAL INVESTMENTS

Total investments (cost $2,826,321,607)		$3,220,184,344

Key to holding’s abbreviations

ADR	American Depositary Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2009 through November 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $3,090,107,099.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

Debt obligations are considered secured unless otherwise indicated.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$113,697,131	$—	$—

Capital goods	166,405,505	—	—

Communication services	153,907,149	—	—

Conglomerates	34,423,065	—	—

Consumer cyclicals	326,408,896	—	—

Consumer staples	198,482,815	—	—

Energy	402,949,297	—	—

Financials	652,687,292	—	—

Health care	327,223,319	—	—

Technology	283,107,053	—	—

Utilities and power	149,950,500	—	—

Total common stocks	2,809,242,022	—	—

Convertible bonds and notes	—	112,628,839	—

Convertible preferred stocks	—	101,400,151	—

Investment companies	22,019,712	—	—

Warrants	11,768,931	—	—

Short-term investments	29,131,559	133,993,130	—

Totals by level	$2,872,162,224	$348,022,120	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/10

ASSETS

Investment in securities, at value, including $128,807,578 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,664,419,711)	$3,058,282,448
Affiliated issuers (identified cost $161,901,896) (Notes 1 and 6)	161,901,896

Cash	1,499

Dividends, interest and other receivables	8,728,776

Receivable for shares of the fund sold	4,734,915

Receivable for investments sold	11,679,597

Total assets	3,245,329,131

LIABILITIES

Payable for investments purchased	9,218,774

Payable for shares of the fund repurchased	9,052,210

Payable for compensation of Manager (Note 2)	1,253,241

Payable for investor servicing fees (Note 2)	751,959

Payable for custodian fees (Note 2)	33,481

Payable for Trustee compensation and expenses (Note 2)	445,638

Payable for administrative services (Note 2)	5,573

Payable for distribution fees (Note 2)	1,283,952

Collateral on securities loaned, at value (Note 1)	132,770,337

Other accrued expenses	406,867

Total liabilities	155,222,032

Net assets	$3,090,107,099

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,503,776,371

Undistributed net investment income (Note 1)	35,943,169

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(843,475,178)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	393,862,737

Total — Representing net assets applicable to capital shares outstanding	$3,090,107,099

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($2,456,538,055 divided by 174,359,840 shares)	$14.09

Offering price per class A share (100/94.25 of $14.09)*	$14.95

Net asset value and offering price per class B share ($129,145,405 divided by 9,258,351 shares)**	$13.95

Net asset value and offering price per class C share ($87,165,487 divided by 6,233,832 shares)**	$13.98

Net asset value and redemption price per class M share ($32,613,603 divided by 2,336,539 shares)	$13.96

Offering price per class M share (100/96.50 of $13.96)*	$14.47

Net asset value, offering price and redemption price per class R share
($41,245,687 divided by 2,943,530 shares)	$14.01

Net asset value, offering price and redemption price per class Y share
($343,398,862 divided by 24,369,829 shares)	$14.09

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 11/30/10

INVESTMENT INCOME

Dividends (net of foreign tax of $1,222,352)	$79,263,376

Interest (including interest income of $46,325 from investments
in affiliated issuers) (Note 6)	1,862,914

Securities lending (including interest income of $24,483 from investments
in affiliated issuers) (Note 1)	779,589

Total investment income	81,905,879

EXPENSES

Compensation of Manager (Note 2)	15,096,078

Investor servicing fees (Note 2)	10,793,115

Custodian fees (Note 2)	56,416

Trustee compensation and expenses (Note 2)	222,180

Administrative services (Note 2)	137,840

Distribution fees — Class A (Note 2)	6,020,268

Distribution fees — Class B (Note 2)	1,526,165

Distribution fees — Class C (Note 2)	812,767

Distribution fees — Class M (Note 2)	248,420

Distribution fees — Class R (Note 2)	160,586

Other	763,660

Total expenses	35,837,495

Expense reduction (Note 2)	(380,578)

Net expenses	35,456,917

Net investment income	46,448,962

Net realized gain on investments (Notes 1 and 3)	270,613,942

Net realized gain on futures contracts (Note 1)	939,653

Net realized gain on foreign currency transactions (Note 1)	23,669

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	852

Net unrealized depreciation of investments and futures contracts during the year	(131,722,475)

Net gain on investments	139,855,641

Net increase in net assets resulting from operations	$186,304,603

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 11/30/10	Year ended 11/30/09

Operations:
Net investment income	$46,448,962	$52,148,809

Net realized gain (loss) on investments and
foreign currency transactions	271,577,264	(358,715,512)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(131,721,623)	990,810,933

Net increase in net assets resulting from operations	186,304,603	684,244,230

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(39,198,405)	(38,730,142)

Class B	(1,410,588)	(2,264,897)

Class C	(733,673)	(721,258)

Class M	(380,634)	(429,325)

Class R	(403,100)	(175,170)

Class Y	(7,727,370)	(6,075,015)

Redemption fees (Note 1)	8,126	8,598

Increase (decrease) from capital share transactions (Notes 4 and 7)	(37,136,843)	214,750,670

Total increase in net assets	99,322,116	850,607,691

NET ASSETS

Beginning of year	2,990,784,983	2,140,177,292

End of year (including undistributed net investment income
of $35,943,169 and $39,324,210, respectively)	$3,090,107,099	$2,990,784,983

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
November 30, 2010	$13.47	.21	.63	.84	(.22)	—	(.22)	—	$14.09	6.33	$2,456,538	1.12	1.53	65.69
November 30, 2009	10.59	.24	2.87	3.11	(.23)	—	(.23)	—	13.47	29.85	2,318,615	1.21 [e]	2.09 [e]	102.49
November 30, 2008	16.27	.30	(5.69)	(5.39)	(.28)	(.01)	(.29)	—	10.59	(33.60)	1,729,477	1.04 [e]	2.09 [e]	69.23
November 30, 2007	17.35	.30	.55	.85	(.30)	(1.63)	(1.93)	—	16.27	5.39	2,796,331	.98 [e]	1.64 [e]	73.01
November 30, 2006	16.71	.31 [f]	2.62	2.93	(.26)	(2.03)	(2.29)	—	17.35	17.73	2,732,861	.95 [e,f]	1.74 [e,f]	76.99

Class B
November 30, 2010	$13.34	.10	.63	.73	(.12)	—	(.12)	—	$13.95	5.48	$129,145	1.87	.76	65.69
November 30, 2009	10.48	.15	2.85	3.00	(.14)	—	(.14)	—	13.34	28.96	183,148	1.96 [e]	1.35 [e]	102.49
November 30, 2008	16.09	.19	(5.63)	(5.44)	(.16)	(.01)	(.17)	—	10.48	(34.11)	163,856	1.79 [e]	1.30 [e]	69.23
November 30, 2007	17.18	.16	.54	.70	(.16)	(1.63)	(1.79)	—	16.09	4.55	434,031	1.73 [e]	.88 [e]	73.01
November 30, 2006	16.56	.17 [f]	2.61	2.78	(.13)	(2.03)	(2.16)	—	17.18	16.86	598,199	1.70 [e,f]	.96 [e,f]	76.99

Class C
November 30, 2010	$13.38	.11	.62	.73	(.13)	—	(.13)	—	$13.98	5.45	$87,165	1.87	.78	65.69
November 30, 2009	10.51	.15	2.87	3.02	(.15)	—	(.15)	—	13.38	29.03	74,761	1.96 [e]	1.34 [e]	102.49
November 30, 2008	16.15	.19	(5.66)	(5.47)	(.16)	(.01)	(.17)	—	10.51	(34.15)	45,378	1.79 [e]	1.32 [e]	69.23
November 30, 2007	17.24	.16	.55	.71	(.17)	(1.63)	(1.80)	—	16.15	4.58	92,850	1.73 [e]	.88 [e]	73.01
November 30, 2006	16.61	.17 [f]	2.62	2.79	(.13)	(2.03)	(2.16)	—	17.24	16.90	96,929	1.70 [e,f]	.98 [e,f]	76.99

Class M
November 30, 2010	$13.35	.14	.63	.77	(.16)	—	(.16)	—	$13.96	5.77	$32,614	1.62	1.02	65.69
November 30, 2009	10.49	.18	2.85	3.03	(.17)	—	(.17)	—	13.35	29.30	32,972	1.71 [e]	1.59 [e]	102.49
November 30, 2008	16.12	.22	(5.64)	(5.42)	(.20)	(.01)	(.21)	—	10.49	(33.96)	24,102	1.54 [e]	1.57 [e]	69.23
November 30, 2007	17.21	.21	.54	.75	(.21)	(1.63)	(1.84)	—	16.12	4.85	53,415	1.48 [e]	1.14 [e]	73.01
November 30, 2006	16.59	.21 [f]	2.62	2.83	(.18)	(2.03)	(2.21)	—	17.21	17.15	56,203	1.45 [e,f]	1.23 [e,f]	76.99

Class R
November 30, 2010	$13.41	.18	.62	.80	(.20)	—	(.20)	—	$14.01	5.98	$41,246	1.37	1.31	65.69
November 30, 2009	10.54	.21	2.87	3.08	(.21)	—	(.21)	—	13.41	29.61	16,767	1.46 [e]	1.84 [e]	102.49
November 30, 2008	16.20	.27	(5.67)	(5.40)	(.25)	(.01)	(.26)	—	10.54	(33.79)	7,136	1.29 [e]	1.89 [e]	69.23
November 30, 2007	17.29	.25	.56	.81	(.27)	(1.63)	(1.90)	—	16.20	5.13	7,492	1.23 [e]	1.39 [e]	73.01
November 30, 2006	16.67	.27 [f]	2.60	2.87	(.22)	(2.03)	(2.25)	—	17.29	17.38	3,734	1.20 [e,f]	1.51 [e,f]	76.99

Class Y
November 30, 2010	$13.48	.24	.63	.87	(.26)	—	(.26)	—	$14.09	6.52	$343,399.87		1.76	65.69
November 30, 2009	10.59	.27	2.88	3.15	(.26)	—	(.26)	—	13.48	30.28	364,522	.96 [e]	2.33 [e]	102.49
November 30, 2008	16.27	.34	(5.69)	(5.35)	(.32)	(.01)	(.33)	—	10.59	(33.43)	170,229	.79 [e]	2.34 [e]	69.23
November 30, 2007	17.36	.34	.55	.89	(.35)	(1.63)	(1.98)	—	16.27	5.58	326,482	.73 [e]	1.88 [e]	73.01
November 30, 2006	16.72	.35 [f]	2.63	2.98	(.31)	(2.03)	(2.34)	—	17.36	18.01	297,560	.70 [e,f]	1.97 [e,f]	76.99

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represent less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to November 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund.

As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

November 30, 2009	0.02%

November 30, 2008	<0.01

November 30, 2007	<0.01

November 30, 2006	<0.01

f Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets for the period ended November 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 11/30/10

Note 1: Significant accounting policies

Putnam Equity Income Fund (the fund), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y and class R shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from December 1, 2009 through November 30, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depositary Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures contracts The fund used futures contracts to equitize cash in order to temporarily manage cash flows during the reporting period. Under normal conditions, the use of derivatives is not part of the fund’s strategy. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of futures contracts was minimal.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $128,807,578 and the fund received cash collateral of $132,770,337.

G) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At November 30, 2010, the fund had a capital loss carryover of $828,311,535 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$150,013,386	November 30, 2016

678,298,149	November 30, 2017

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $23,767 to increase undistributed net investment income and $98 to decrease paid-in-capital, with an increase to accumulated net realized losses of $23,669.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$506,812,193
Unrealized depreciation	(128,113,099)

Net unrealized appreciation	378,699,094
Undistributed ordinary income	35,943,169
Capital loss carryforward	(828,311,535)
Cost for federal income tax purposes	$2,841,485,250

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.630% of the first $5 billion, 0.580% of the next $5 billion, 0.530% of the next $10 billion, 0.480% of the next $10 billion, 0.430% of the next $50 billion, 0.410% of the next $50 billion, 0.400% of the next $100 billion and 0.395% of any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.550% of the next $500 million, 0.500% of the next $500 million, 0.450% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.390% of the next $5 billion and 0.380% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective March 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $5,530 under the expense offset arrangements and by $375,048 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,186, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $258,237 and $2,877 from the sale of class A and class M shares, respectively, and received $117,285 and $5,306 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,003 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,998,384,512 and $2,038,541,012, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/10		Year ended 11/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	41,990,606	$574,041,228	38,826,768	$442,975,719

Shares issued in connection with
reinvestment of distributions	2,693,685	36,725,928	3,269,498	36,354,913

Shares issued in connection with the
merger of Putnam New Value Fund	—	—	34,782,491	363,108,361

	44,684,291	610,767,156	76,878,757	842,438,993

Shares repurchased	(42,401,858)	(577,714,781)	(68,180,490)	(749,548,478)

Net increase	2,282,433	$33,052,375	8,698,267	$92,890,515

	Year ended 11/30/10		Year ended 11/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	999,702	$13,555,429	1,629,571	$17,794,881

Shares issued in connection with
reinvestment of distributions	98,029	1,328,044	196,051	2,118,773

Shares issued in connection with the
merger of Putnam New Value Fund	—	—	6,045,798	62,554,665

	1,097,731	14,883,473	7,871,420	82,468,319

Shares repurchased	(5,571,478)	(75,729,744)	(9,775,619)	(106,436,952)

Net decrease	(4,473,747)	$(60,846,271)	(1,904,199)	$(23,968,633)

	Year ended 11/30/10		Year ended 11/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	1,764,935	$23,982,102	1,377,191	$16,307,812

Shares issued in connection with
reinvestment of distributions	43,419	589,115	55,860	612,312

Shares issued in connection with the
merger of Putnam New Value Fund	—	—	1,672,616	17,363,096

	1,808,354	24,571,217	3,105,667	34,283,220

Shares repurchased	(1,163,075)	(15,749,034)	(1,833,293)	(19,859,613)

Net increase	645,279	$8,822,183	1,272,374	$14,423,607

	Year ended 11/30/10		Year ended 11/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	331,608	$4,462,535	212,471	$2,337,969

Shares issued in connection with
reinvestment of distributions	26,813	362,961	37,242	407,539

Shares issued in connection with the
merger of Putnam New Value Fund	—	—	828,160	8,573,936

	358,421	4,825,496	1,077,873	11,319,444

Shares repurchased	(491,723)	(6,662,589)	(905,677)	(9,744,180)

Net increase (decrease)	(133,302)	$(1,837,093)	172,196	$1,575,264

	Year ended 11/30/10		Year ended 11/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	2,121,518	$29,017,554	772,678	$9,046,119

Shares issued in connection with
reinvestment of distributions	27,974	378,520	14,956	166,297

Shares issued in connection with the
merger of Putnam New Value Fund	—	—	128,908	1,339,934

	2,149,492	29,396,074	916,542	10,552,350

Shares repurchased	(456,586)	(6,147,250)	(343,141)	(3,893,527)

Net increase	1,692,906	$23,248,824	573,401	$6,658,823

	Year ended 11/30/10		Year ended 11/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	12,505,807	$170,134,759	18,299,132	$204,304,003

Shares issued in connection with
reinvestment of distributions	524,984	7,155,708	538,882	6,013,109

Shares issued in connection with the
merger of Putnam New Value Fund	—	—	964,280	10,064,285

	13,030,791	177,290,467	19,802,294	220,381,397

Shares repurchased	(15,708,529)	(216,867,328)	(8,830,974)	(97,210,303)

Net increase (decrease)	(2,677,738)	$(39,576,861)	10,971,320	$123,171,094

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments	$11,768,931		$—

Total		$11,768,931		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Equity contracts	$939,653	$939,653

Total	$939,653	$939,653

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Total

Equity contracts	$(351,656)	$(351,656)

Total	$(351,656)	$(351,656)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $46,325 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $590,733,649 and $585,940,272, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Acquisition of Putnam New Value Fund

On December 29, 2008, the fund issued 34,782,491, 6,045,798, 1,672,616, 828,160, 128,908 and 964,280 class A, class B, class C, class M, class R and class Y shares, respectively, for 45,682,009, 7,885,529, 2,213,463, 1,073,983, 170,486 and 1,268,861 class A, class B, class C, class M, class R and class Y shares of Putnam New Value Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam New Value Fund on December 26, 2008, were $2,101,542,138 and $463,004,277, respectively. On December 26, 2008, Putnam New Value Fund had distributions in excess of net investment income of $656,815, accumulated net realized loss of $478,809,618 and unrealized depreciation of $25,923,528. The aggregate net assets of the fund immediately following the acquisition were $2,564,546,415.

Information presented in the Statement of changes in net assets for the period ended November 30, 2010 reflect only the operations of Putnam Equity Income Fund.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended November 30, 2010, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended November 30, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $1,032,948 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	UniSource Energy
	Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Mark C. Trenchard
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Francis J. McNamara, III
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	James P. Pappas
London, England SW1A 1LD	Robert L. Reynolds	Vice President
President
Marketing Services		Judith Cohen
Putnam Retail Management	Jonathan S. Horwitz	Vice President, Clerk and
One Post Office Square	Executive Vice President,	Assistant Treasurer
Boston, MA 02109	Principal Executive
	Officer, Treasurer and	Michael Higgins
Custodian	Compliance Liaison	Vice President, Senior Associate
State Street Bank		Treasurer and Assistant Clerk
and Trust Company	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Legal Counsel	Principal Financial Officer	Vice President, Assistant
Ropes & Gray LLP		Clerk, Assistant Treasurer
	Janet C. Smith	and Proxy Manager
Independent Registered	Vice President, Assistant
Public Accounting Firm	Treasurer and Principal	Susan G. Malloy
KPMG LLP	Accounting Officer	Vice President and
Assistant Treasurer
Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson A. Baxter,
Vice Chairman	Robert R. Leveille
Ravi Akhoury	Vice President and
Barbara M. Baumann	Chief Compliance Officer
Charles B. Curtis
Robert J. Darretta

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN020 265272 1/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

November 30, 2010	$45,944	$--	$3,800	$-
November 30, 2009	$47,076	$--	$3,800	$-

For the fiscal years ended November 30, 2010 and November 30, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 3,800 and $3,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

November 30, 2010	$ -	$ -	$ -	$ -
November 30, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Equity Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith

Principal Accounting Officer

Date: January 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: January 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 27, 2011